                            +++++++++++++++++++++++
                            +  first quarter 2001 +
                            +++++++++++++++++++++++

                                                           [LOGO OF CARRAMERICA]
                                                          America's Workplace(R)


                                    [PHOTO]
                              [PHOTO]     [PHOTO]

                   Supplemental Operating and Financial Data
                     For the Quarter Ended March 31, 2001




         All dollar amounts shown in this report are in U.S. dollars.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
   Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                               TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

CORPORATE OVERVIEW

         The Company ...................................................    1
         Board of Directors / Executive Officers / Research Coverage ...    2
         Regional Offices / Investor Relations / Information Requests ..    3



FINANCIAL HIGHLIGHTS

         Key Quarterly Financial Data ..................................    4
         Consolidated Balance Sheets ...................................    5
         Statements of Operations ......................................    6
         Statements of Cash Flow .......................................    7
         FFO Statement .................................................    8
         Same Store Results and Analysis ...............................    9
         Statements of EBITDA ..........................................   10
         Financial Ratios ..............................................   11
         Share and Operating Partnership Unit Data .....................   12
         Debt Capitalization Summary ...................................   13-14
         Corporate Investment Balances .................................   15



SEGMENT ANALYSIS

         Core Operating Properties
         -------------------------
         Current Summary of Operating Properties .......................   16-19
         Occupancy Summary and Lease Roll-over Schedule ................   20
         Operating Portfolio Lease Economics ...........................   21
         Top 25 Tenants by Rent ........................................   22
         Development
         -----------
         Development Activity by Market ................................   23
         Land Held for Development Schedule ............................   24

                            +++++++++++++++++++++++
                            +  first quarter 2001 +
                            +++++++++++++++++++++++


                               CORPORATE OVERVIEW

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.


CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 3/31/01)

250  Properties
19.8 Million Square Feet

(consolidated/unconsolidated; as of 3/31/01)

283  Properties
23.6 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------
Duff & Phelps:             BBB
Moody's:                   Baa3
Standard & Poor's:         BBB


YEAR-TO-DATE AVERAGE OCCUPANCY (stabilized)
------------------------------

97.0% Consolidated Properties
97.0% All Properties


REGIONAL DISTRIBUTION (stabilized; as of 3/31/01)
-------------------------------------------------

                            Based on             Based on
                              NOI            Square Footage
                          -------------- ------------------------
Pacific Region               51.61%              49.34%
Eastern Region               26.06%              23.76%
Central Region               14.28%              16.54%
Mountain Region               8.05%              10.36%


TOP 5 MARKETS (stabilized; as of 3/31/01)
-----------------------------------------

                                      % of NOI        % of Sq. Ft.
                                     ------------    ----------------

San Francisco Bay Area                    31.00              26.15
Washington D.C. Metro                     19.87              14.81
Dallas                                     7.81               8.15
Seattle                                    6.77               7.59
Orange County/Los Angeles                  6.50               9.18
                                     ------------    ----------------
                                          71.95              65.88
                                     ============    ================

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board, President
and Chief Executive Officer
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer


RESEARCH COVERAGE
-----------------

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443) 263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C.  20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange


TRADING SYMBOL
--------------

CRE


INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone:  (202) 729-1764
E-mail:  swalsh@carramerica.com
         ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

         Investor Relations at (202) 729-7518
         Or 1 (800) 417-2277
         swalsh@carramerica.com

                                                                    CarrAmerica.
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------

                            +++++++++++++++++++++++
                            +  first quarter 2001 +
                            +++++++++++++++++++++++

                             FINANCIAL HIGHLIGHTS

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data

--------------------------------------------------------------------------------
($ and shares in thousands)

                                                      As of 3/31/01   As of 12/31/00   As of 9/30/00   As of 6/30/00   As of 3/31/00
                                                    --------------------------------------------------------------------------------

Shares and Units:
-----------------

Common Shares                                                62,080           65,018          65,759          66,307          67,027
Outstanding OP Units (a)                                      6,065            6,088           6,480           6,364           6,480
Convertible Preferred Shares                                    480              480             480             480             480
Combined Shares and OP Units (a)                             68,625           71,586          72,719          73,151          73,987
Weighted Average - Basic                                     63,186           65,152          65,987          66,856          66,967
Weighted Average - Diluted                                   70,678           73,432          74,767          74,684          74,233

Share Price:
------------

At the end of the period                                     $28.53           $31.31          $30.25          $26.52          $21.25
High during period                                           $30.88           $31.50          $30.75          $28.31          $22.32
Low during period                                            $27.83           $28.80          $27.44          $21.38          $19.94

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                            $1,957,871       $2,241,537      $2,199,750      $1,939,965      $1,572,224
Preferred Equity                                            400,000          400,000         400,000         400,000         400,000
Total Debt                                                1,253,095        1,211,158       1,215,710       1,432,972       1,609,911
Total Market Capitalization                               3,610,966        3,852,695       3,815,460       3,772,937       3,582,135
Total Debt / Total Market Capitalization                      34.7%            31.4%           31.9%           38.0%           44.9%

Financial Information (continuing operations):
----------------------------------------------

Total Assets                                             $2,988,347       $3,072,841      $3,112,140      $3,318,363      $3,477,034

Book Value of Real Estate Assets (before
accumulated depreciation)                                 2,852,199        2,909,604       3,015,812       3,313,038       3,312,305
Total Liabilities                                         1,352,662        1,336,448       1,346,789       1,540,890       1,705,397
Total Minority Interest (Including OP)                       88,042           89,687          90,455          89,389          92,405
Total Shareholders Equity                                 1,547,643        1,646,706       1,674,896       1,688,084       1,679,232

Total Operating Revenues                                    133,926          132,669         139,357         144,439         141,566
Property NOI                                                 82,181           82,942          91,912          94,625          92,397
Property Operating Margin                                     66.4%            66.7%           69.8%           68.0%           67.6%
EBITDA                                                       82,375           83,765          90,094          90,076          89,892
EBITDA per share - basic                                       1.30             1.29            1.37            1.35            1.34
EBITDA per share - diluted                                     1.17             1.14            1.20            1.21            1.21
Interest Coverage Ratio (c)                                     4.0              3.9             3.6             3.6             3.3
Interest Coverage Ratio (d)                                     3.6              3.5             3.3             3.1             3.0
Fixed Charge Coverage Ratio (c)                                 2.5              2.4             2.5             2.4             2.3
Fixed Charge Coverage Ratio (d)                                 2.4              2.3             2.3             2.2             2.1
Adjusted Funds From Operations (e)                           54,637           55,138          56,348          55,430          53,516
Dividends declared                                            .4625            .4625           .4625           .4625           .4625
FFO payout ratio - Diluted (b)                                60.1%            61.7%           61.7%           62.5%           64.2%
Net-Straight Line revenue/expense adjustment                  2,366            3,844           3,168           3,465           3,001

Portfolio Size (including unconsolidated
----------------------------------------
properties):
------------

Buildings                                                       283              283             284             281             282
Total Square Footage                                         23,597           23,914          24,569          24,331          24,317
Current Weighted Average Occupancy                            97.0%            97.7%           97.5%           98.4%           96.7%

  (a)  Operating Partnership
  (b)  See page 8 for definition of Funds from Operations (FFO).
  (c)  Excluding covering capitalized interest.
  (d)  Including covering capitalized interest.
  (e)  Represents diluted Funds from Operations (FFO).

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets

--------------------------------------------------------------------------------
(In thousands)

                                                                            March 31,           December 31,
                                                                               2001                  2000
                                                                        ------------------    ------------------
                                                                            (unaudited)
Assets
------
Rental Property:
    Land                                                                  $    628,277          $    644,326
    Buildings                                                                1,778,131             1,836,214
    Tenant Improvements                                                        331,571               325,936
    Furniture, fixtures and equipment                                            3,061                 6,844
                                                                        ------------------    ------------------
                                                                             2,741,040             2,813,320
   Less - accumulated depreciation                                            (397,043)             (381,260)
                                                                        ------------------    ------------------
      Net rental property                                                    2,343,997             2,432,060

Land held for future development or sale                                        77,617                47,984
Construction-in-progress                                                        33,542                48,300
Cash and cash equivalents                                                       47,799                24,704
Restricted deposits                                                             30,474                39,482
Accounts and notes receivable                                                   38,549                70,693
Investments in unconsolidated entities                                         275,610               269,193
Accrued straight-line rents                                                     57,064                54,960
Tenant leasing costs, net                                                       53,618                54,522
Deferred financing costs, net                                                   10,570                11,311
Prepaid expenses and other assets, net                                          19,507                19,632
                                                                        ------------------    ------------------
                                                                          $  2,988,347          $  3,072,841
                                                                        ==================    ==================

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
   Mortgages and notes payable                                            $  1,253,095          $  1,211,158
   Accounts payable and accrued expenses                                        69,687                96,147
   Rent received in advance and security deposits                               29,880                29,143
                                                                        ------------------    ------------------
                                                                             1,352,662             1,336,448
                                                                        ------------------    ------------------

Minority interest                                                               88,042                89,687

Stockholders' equity:
   Preferred stock                                                                  93                    93
   Common stock                                                                    621                   650
   Additional paid in capital                                                1,665,373             1,755,985
   Cumulative dividends paid in excess of net income                          (118,444)             (110,022)
                                                                        ------------------    ------------------
                                                                             1,547,643             1,646,706
                                                                        ------------------    ------------------
Commitments and contingencies
                                                                          $  2,988,347          $  3,072,841
                                                                        ==================    ==================

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                                                     Three Months Ended
                                                                                          March 31,
                                                                                 ----------------------------
                                                                                    2001            2000
                                                                                    ----            ----
         Revenues:                                                               (unaudited)
            Rental income (1):
                  Minimum base rent                                                 $106,210      $ 113,880
                  Recoveries from tenants                                             14,041         16,834
                  Parking and other tenant charges                                     3,538          5,911
                                                                                 ------------   -------------
                                    Total rental revenue                             123,789        136,625
                                                                                 ------------   -------------
                  Real estate service income                                          10,137          4,941
                                                                                 ------------   -------------
                      Total operating revenues                                       133,926        141,566
                                                                                 ------------   -------------

         Operating expenses:
            Property expenses:
                  Operating expenses                                                  32,041         32,282
                  Real estate taxes                                                    9,567         11,946
            Interest expense                                                          20,860         26,890
            General and administrative                                                14,401          9,772
            Depreciation and amortization                                             30,825         32,149
                                                                                 ------------   -------------
                  Total operating expenses                                           107,694        113,039
                                                                                 ------------   -------------

                  Real estate operating income                                        26,232         28,527
         Other income:
             Interest income                                                           1,104            877
             Equity in earnings of unconsolidated entities                             3,354          1,449
                                                                                 ------------   -------------
                     Total other income                                                4,458          2,326
                                                                                 ------------   -------------

                  Income from continuing operations before income taxes minority interest, and gain on sale of assets
                  and other provisions, net                                           30,690         30,853
            Income taxes                                                                 (47)             -
            Minority interest                                                         (1,453)        (3,055)
            Gain on sale of assets and other provisions, net                           1,076          5,354
                                                                                 ------------   -------------

              Income from continuing operations                                       30,266         33,152
              Discontinued operations--Loss from operations of discontinued
              Executive Suites subsidiary (less applicable income tax)                     -         (1,380)
                                                                                 ------------   -------------

         Net income                                                                 $ 30,266      $  31,772
                                                                                 ============   =============

                  Basic net income per common share:
                      Net income from continuing operations                         $   0.34      $   0.36
                      Discontinued operations                                              -         (0.02)
                                                                                 ------------   -------------
                      Net income                                                    $   0.34      $   0.34
                                                                                 ============   =============
                  Diluted net income per share:
                      Net income from continuing operations                         $   0.32      $   0.36
                      Discontinued operations                                                        (0.02)
                                                                                 ------------   -------------
                      Net income                                                    $   0.32      $   0.34
                                                                                 ============   =============

NOTES:
(1) Rental income includes $2,366 and $3,001 of accrued straight-line rents for the three-month periods ended March 31, 2001 and 2000, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Cash Flow

--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                                                                         Three Months Ended
                                                                                                              March 31,
                                                                                                  ---------------------------------
                                                                                                        2001              2000
                                                                                                        ----              ----
                                                                                                     (unaudited)
                                                                                                     -----------

Cash flow from operating activities:
      Net income                                                                                  $     30,266        $   31,772
      Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization                                                                 30,825            32,149
          Minority interest                                                                              1,453             2,999
          Equity in earnings of unconsolidated entities                                                 (3,354)           (1,448)
          Gain on sale of assets and other provisions, net                                              (1,076)           (5,354)
          Stock and units issued in connection with compensation plans                                     665               597
          Other                                                                                            927                (3)
       Change in assets and liabilities:
           Decrease in accounts and notes receivable                                                    31,206             5,788
           Increase in accrued straight-line rents                                                      (3,292)           (2,674)
           Additions to tenant leasing costs                                                            (3,752)           (3,479)
           Increase in prepaid expenses and other assets                                                  (990)           (4,999)
           Decrease in accounts payable and accrued expenses                                           (26,506)           (2,097)
           Increase in rent received in advance and security deposits                                    1,267               586
                                                                                                  ------------------  -------------
                   Total adjustments                                                                    27,373            22,065
                                                                                                  ------------------  -------------
                   Net cash provided by operating activities                                            57,639            53,837
                                                                                                  ------------------  -------------
Cash flows from investing activities:
           Acquisition and development of rental property                                               (5,887)          (34,878)
           Additions to land held for development or sale                                              (32,667)           (5,410)
           Additions to construction in progress                                                        (9,713)          (14,148)
           Acquisitions and development of executive suites assets                                           -            (2,977)
           Distributions from unconsolidated entities                                                    2,314             1,401
           Investments in unconsolidated entities                                                       (5,433)           (1,385)
           Acquisition of minority interest                                                               (665)             (229)
           Decrease (increase) in restricted cash and cash equivalents                                   9,008              (579)
           Proceeds from sales of properties                                                            98,328            32,761
                                                                                                  ------------------  -------------
                   Net cash provided by (used by) investing activities                                  55,285           (25,444)
                                                                                                  ------------------  -------------
Cash flows from financing activities:
           Repurchase of common stock                                                                 (104,492)                -
           Exercises of stock options                                                                   13,339                 -
           Net borrowings on unsecured credit facility                                                  53,000            10,000
           Net repayments of mortgages payable                                                         (11,063)           (3,478)
           Dividends and distributions to minority interests                                           (40,613)          (42,502)
           Contributions from minority interests                                                             -                44
                                                                                                  ------------------  -------------
                   Net cash used by financing activities                                               (89,829)          (35,936)
                                                                                                  ------------------  -------------

                   Increase (decrease) in unrestricted cash and cash equivalents                        23,095            (7,543)
Unrestricted cash and cash equivalents, beginning of the period                                         24,704            51,886
                                                                                                  ------------------  -------------
Unrestricted cash and cash equivalents, end of the period                                         $     47,799        $   44,343
                                                                                                  ==================  =============

Supplemental disclosure of cash flow information:
           Cash paid for interest (net of capitalized interest of $1,792 and $3,218
                 for the three months ended March 31, 2001 and 2000, respectively)                $     20,419        $   31,997
                                                                                                  ==================  =============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Funds From Operations

--------------------------------------------------------------------------------

         The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT"). The Company has restated the prior year to conform with the current year presentation which excludes the add back of development losses associated with the Company's executive suites business.

(In thousands, except per share amounts)                                     Three Months Ended
                                                                                 March 31,
                                                                        -----------------------------
                                                                              2001          2000
                                                                              ----          ----
                                                                                 (unaudited)

Net income from continuing operations before minority interest:            $   31,719     $   36,207

Adjustments to derive funds from continuing operations:
    Add: Depreciation and amortization - REIT Properties                       29,622         30,783
         Depreciation and amortization - Equity Properties                      3,084            659
    Deduct:
      Minority interests' (non Unitholders) share
       of depreciation, amortization and net income                              (282)          (255)
      Gain on sale of assets and other provisions, net                         (1,076)        (5,354)
                                                                          -------------  ------------
FFO from continuing operations before allocations to the minority
    Unitholders                                                                63,067         62,040

Less:  FFO allocable to the minority Unitholders                               (3,837)        (4,437)
                                                                          -------------  ------------
CarrAmerica Realty Corporation's FFO from continuing operations                59,230         57,603
Less:  Preferred stock dividends                                               (8,649)        (8,777)
                                                                          -------------  ------------
CarrAmerica Realty Corporation's FFO from continuing operations
  attributable to common shares                                            $   50,581     $   48,826

Discontinued Operations                                                             -          4,895
                                                                          -------------  ------------

CarrAmerica Realty Corporation's FFO attributable to common shares         $   50,581     $   53,721
                                                                          =============  ============

Weighted average common shares outstanding:
  Basic                                                                        63,186         66,967
  Diluted                                                                      71,158         74,233

Basic funds from operations per common share:
  Funds from continuing operations                                         $     0.80     $     0.73
  Funds from discontinued operations                                                -           0.07
                                                                          -------------  ------------
       Total funds from operations                                         $     0.80     $     0.80
                                                                          =============  ============

Diluted funds from operations per share:
  Funds from continuing operations                                         $     0.77     $     0.72
  Funds from discontinued operations                                                -           0.07
                                                                          -------------  ------------
       Total funds from operations                                         $     0.77     $     0.79
                                                                          =============  ============

CarrAmerica Realty Corporation
FFO attributed to common shares from continuing operations                 $   50,581     $   48,826
Series A Preferred share dividends                                                219            253
Minority interest from convertible partnership units                            3,837          4,437
                                                                          -------------  ------------
Adjusted FFO attributable to common shares from continuing operations      $   54,637     $   53,516
                                                                          =============  ============

Weighted average common
  shares outstanding - Basic                                                   63,186         66,967
Weighted average conversion of Series A Preferred shares                          480            539
Weighted average conversion of operating partnership units                      6,073          6,480
Incremental options                                                             1,419            247
                                                                          -------------  ------------
Adjusted weighted average common shares - Diluted                              71,158         74,233
                                                                          =============  ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

--------------------------------------------------------------------------------
(In thousands)

                                                             Three Months Ended March 31,              % Change
                                                     ---------------------------------------------  ----------------

                                                             2001                   2000
                                                             ----                   ----

Real Estate Operating Revenue                              $ 103,486              $ 98,930               4.6%

Real Estate Operating Expenses                                32,144                29,190              10.1%
                                                     ---------------------  ----------------------

Total Real Estate Operating Income
    - GAAP Basis                                           $  71,342              $ 69,740               2.3%
                                                     =====================  ======================

Straight-line Rent Adjustment                                  1,293                 1,863             (30.6%)
                                                     ---------------------  ----------------------

Total Real Estate Operating Income
    - Cash Basis                                           $  70,049              $ 67,877               3.2%
                                                     =====================  ======================

YTD Average Occupancy                                          96.6%                 97.7%              (1.1%)
                                                     =====================  ======================

Same Store Square Footage                                 16,817,780
                                                     =====================

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA

--------------------------------------------------------------------------------

(In thousands)

                                                                          Three Months Ended March 31,
                                                                  ---------------------------------------------
                                                                             2001                   2000
                                                                             ----                   ----

 CONTINUING OPERATIONS:
   Revenues:
      Rental Income                                                        $123,789               $136,625
      Real estate service income                                             10,137                  4,941
      Other income                                                            4,458                  2,326
                                                                  ----------------------  ---------------------
            Total revenue                                                   138,384                143,892
                                                                  ----------------------  ---------------------
   Operating expenses:
      Property operating expenses:
        Operating expenses                                                   32,041                 32,282
        Real estate taxes                                                     9,567                 11,946
      General and administrative                                             14,401                  9,772
                                                                  ----------------------  ---------------------
            Total operating expenses                                         56,009                 54,000
                                                                  ----------------------  ---------------------
   EBITDA                                                                   $82,375               $ 89,892
                                                                  ======================  =====================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Financial Ratios

--------------------------------------------------------------------------------


 Financial Position Ratios for Continuing Operations:                    March 31,              December 31,
 ----------------------------------------------------                      2001                     2000
                                                                           -----                    ----

 Total Debt / Total Capitalization (Book Value) (4)                          44.7%                 42.4%
 Total Debt / Total Capitalization (Market) (4)                              34.7%                 31.4%



 Operating Ratios for Continuing Operations:                                      Three Months Ended
 -------------------------------------------                                          March 31,
                                                                       -----------------------------------------
                                                                             2001                  2000
                                                                             ----                  ----
 Secured EBITDA / Total EBITDA (4)                                           31.1%               35.5%

 Interest Coverage (1, 4)
 Excluding covering capitalized interest                                      3.95                3.34
 Covering capitalized interest                                                3.64                2.94

 Fixed charge coverage (4)
 Excluding covering capitalized interest                                      2.48                2.31
 Covering capitalized interest                                                2.35                2.11



 Diluted FFO Payout Ratio (2, 4)                                             60.1%               64.2%

 G & A as a % of Revenue (3)                                                 10.4%                6.8%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.

(2)  Dividends paid per common share divided by diluted FFO per share.

(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.

(4)  Restated to exclude discontinued operations in 2000.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at March 31, 2001 and December 31, 2000, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended March 31, 2001 and 2000. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(In thousands)                                           CarrAmerica Realty
                                                         Corporation Series
                                   CarrAmerica Realty       A Convertible         Dividend Paying         Non-Dividend
                                   Corporation Common     Preferred Shares             Units              Paying Units
                                   Shares Outstanding      Outstanding (a)        Outstanding (b)         Outstanding
                                  ---------------------  --------------------   -------------------   --------------------
Outstanding as of:
    March 31, 2001                       62,080                   480                  5,797                   268
    December 31, 2000                    67,027                   480                  6,048                   432
                                  =====================  ====================   ===================   ====================

Weighted average for the three
    months ended March 31:
    2001                                 63,186                   480                  5,805                   268
    2000                                 66,967                   539                  6,048                   432
                                  =====================  ====================   ===================   ====================



Notes:

(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Debt Capitalization Summary

--------------------------------------------------------------------------------


($ in thousands)


                                                                          Principal    Interest   Maturity
Description of Notes/Lender                        Property             Outstanding      Rate       Date
---------------------------                        --------            -------------     ----       ----
General Electric Capital Corp.           Bannockburn                         $ 17,432   9.52%     31-Aug-01
Manufacturers Life                       Quorum North                           6,340   8.27%     10-Dec-01
NY Life                                  NELO (Note 2)                         39,056   8.25%     10-Dec-01
NML                                      Square 24 Associates (Note 4)         31,759   8.90%     01-Jun-02
Union Bank of California                 Jaycor                                11,498   7.35%     01-Feb-03
GE Capital                               Parkway North                         24,164   6.92%     01-Dec-03
Sun Life Assurance Company of Canada     Tract 17/Canyon Park Commons           5,114   9.13%     01-Dec-04
UBS Mortgage Finance Inc.                U.S. West                             19,082   7.92%     01-Dec-05
UBS Mortgage Finance Inc.                U.S. West                              5,406   7.92%     01-Dec-05
UBS Mortgage Finance Inc.                U.S. West                              8,178   7.92%     01-Dec-05
UBS Mortgage Finance Inc.                U.S. West                              8,178   7.92%     01-Dec-05
Salomon Brothers                         Redmond East                          26,474   8.38%     01-Jan-06
State Farm                               Peterson (Note 3)                     19,341   7.20%     01-Jan-06
Farm Bureau Life Insurance Co.           Wateridge Pavilion                     3,358   8.25%     01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer.   Wasatch Corporate Center              12,213   8.15%     02-Jan-07
Metropolitan Life Insurance Company      2600 West Olive                       19,113   6.75%     01-Jan-09
Midland Loan Services                    Palomar Oaks                           9,772   8.85%     01-Apr-09
Northwest Mutual                         1255 23rd St (Note 1)                 38,300   8.12%     01-Apr-09
Northwest Mutual                         1730 Penn, I Square (Note 1)         183,700   8.12%     01-Apr-09
GE Capital                               South Coast                           14,944   7.13%     10-Jun-09
Riggs                                    1775 Penn-Riggs                       11,835   7.63%     01-Sep-09
Business Men's Assurance Co.             Sorenson - Bus. Men's Assur.           2,328   7.75%     01-Jul-11
Berkshire Life Insurance Co.             Sorenson - Berkshire                   1,562   8.88%     01-May-17
Aid Association for Lutherans            1747 Penn                             14,327   9.50%     10-Jul-17
Aid Association for Lutherans            900 19th St/Pres. Plaza               15,621   8.25%     15-Jul-19
                                                                       --------------------------
                                                                            $ 549,095   8.10%
                                                                            =========   =====


($ in thousands)
                                                                                               Principal Maturity
                                                                        ---------------------------------------------------------
                                                                                                                        2005 &
Description of Notes/Lender                        Property                2001        2002       2003        2004    Thereafter
---------------------------                        --------                ----        ----       ----        ----    ----------
General Electric Capital Corp.           Bannockburn                         17,432          0           0          0          0
Manufacturers Life                       Quorum North                         6,340          0           0          0          0
NY Life                                  NELO (Note 2)                       39,056          0           0          0          0
NML                                      Square 24 Associates (Note 4)        1,947     29,812           0          0          0
Union Bank of California                 Jaycor                                 518        737      10,243          0          0
GE Capital                               Parkway North                           (0)         0      24,164          0          0
Sun Life Assurance Company of Canada     Tract 17/Canyon Park Commons           191        276         302      4,345          0
UBS Mortgage Finance Inc.                U.S. West                            2,469      3,615       3,980      4,363      4,655
UBS Mortgage Finance Inc.                U.S. West                              700      1,054       1,196      1,352      1,104
UBS Mortgage Finance Inc.                U.S. West                            1,045      1,575       1,788      2,021      1,749
UBS Mortgage Finance Inc.                U.S. West                            1,045      1,575       1,788      2,021      1,749
Salomon Brothers                         Redmond East                           332        477         519        564     24,582
State Farm                               Peterson (Note 3)                      563        800         859        923     16,196
Farm Bureau Life Insurance Co.           Wateridge Pavilion                      47         68          73         80      3,090
Teachers Ins. and Ann. Assoc. of Amer.   Wasatch Corporate Center               173        247         268        291     11,234
Metropolitan Life Insurance Company      2600 West Olive                          0          0           0          0     19,113
Midland Loan Services                    Palomar Oaks                           123        178         194        212      9,065
Northwest Mutual                         1255 23rd St (Note 1)                  324        519         563        610     36,284
Northwest Mutual                         1730 Penn, I Square (Note 1)         1,552      2,490       2,700      2,928    174,030
GE Capital                               South Coast                            114        238         255        273     14,064
Riggs                                    1775 Penn-Riggs                         90        128         138        149     11,330
Business Men's Assurance Co.             Sorenson - Bus. Men's Assur.           113        162         175        189      1,689
Berkshire Life Insurance Co.             Sorenson - Berkshire                    34         48          53         58      1,369
Aid Association for Lutherans            1747 Penn                              286        414         455        500     12,672
Aid Association for Lutherans            900 19th St/Pres. Plaza                283        406         440        478     14,014
                                                                        ---------------------------------------------------------
                                                                          $ 74,777   $ 44,819    $ 50,153   $ 21,357   $357,989
                                                                          =========  =========   =========  =========  ========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Debt Capitalization Summary - continued

--------------------------------------------------------------------------------

($ In thousands)


                               Outstanding      Rate         Date          2001        2002       2003          2004     Thereafter
                              ------------      ----         ----          ----        ----       ----          ----     ----------

7.200% Notes due 2004           $  150,000      7.200%      1-Jul-04        $  -        $ -        $ -     $ 150,000     $       -
                                ==========                                  ====        ====       ====    ==========    =========
7.375% Notes due 2007           $  125,000      7.375%      1-Jul-07        $  -        $ -        $ -     $       -     $ 125,000
                                ==========                                  ====        ====       ====    ==========    =========
6.625% Notes due 2005           $  100,000      6.625%      1-Mar-05        $  -        $ -        $ -     $       -     $ 100,000
                                ==========                                  ====        ====       ====    ==========    =========
6.875% Notes due 2008           $  100,000      6.875%      1-Mar-08        $  -        $ -        $ -     $       -     $ 100,000
                                ==========                                  ====        ====       ====    ==========    =========


Unsecured Line of Credit
------------------------
                                                                                 Amount                                     Amount
                                                                              Outstanding                                Outstanding

                                 Available      Interest        Maturity       Beginning                                     End
Lender                           Commitment       Rate            Date          of Year       Advances     Repayments     of Month
------                           ----------       ----            ----          -------       --------     ----------     --------
Carr America Realty Corp.
-------------------------
Morgan Guaranty Trust            $ 221,000      L+.700%        26-Aug-01       $ 176,000      $    119,000   $ 66,000     $ 229,000
                                 ==========                                    ==========     =============  =========    =========


Note:     LIBOR at 3/31/01 was a follows
          30 day                   5.08%
          90 day                   4.88%
          180 day                  4.71%




Note 1 Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street
Note 2 Balance secured by Valley Business Park II and 3745 North First St.
Note 3 Secured by Century Springs West, Glenridge, Midon, Lakewood and
       Parkwood
Note 4 Secured by Sunnyvale Technology Center, Highland Corporate Center, and Hacienda West

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Investment Balances

--------------------------------------------------------------------------------


                                                                                        Investment Balance as of
                                                 Accounting          Percentage             March 31, 2001
                                                   Method            Ownership                  ($000)
                                                ------------        -----------        --------------------------
  Carr Office Park LLC                             Equity                     35%                        126,928
  Ellis Middlefield                                Equity                     (1)                         50,421
  HQ Global Workplaces                              Cost                      16%                         42,249
  1919 Pennsylvania Assoc.                         Equity                     49%                         15,206
  1201 F Street                                    Equity                     35%                         12,238
  1717 Pennsylvania                                Equity                     50%                          8,023
  300 W. Sixth Street                              Equity                     20%                          6,893
  Custer Court                                     Equity                     49%                          3,474
  799 9/th/ Street                                 Equity                     40%                          2,988
  CC JM II                                         Equity                     50%                          2,967
  AgilQuest                                         Cost                      15%                          2,250
  WCM JV                                           Equity                     16%                          1,828
  e'ssention                                        Cost                      15%                            145
                                                                                      ---------------------------

                                                                                                         275,610
                                                                                      ===========================


  (1) Acquisition Development Project

                             ++++++++++++++++++++
                             +first quarter 2001+
                             ++++++++++++++++++++

                                SEGMENT ANALYSIS

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------


The following table sets forth certain information about each operating property owned by the Company as of March 31, 2001:


                                                                                                       Percentage
                                            Net Rentable Area        Percent             Number         of Total
   Property                                  (square feet)/(1)/     Leased/(2)/       of Buildings    Square Feet
   --------                                  -------------          ------            ------------    -----------
   Consolidated Properties

   EAST REGION
   Downtown Washington, D.C.:
      International Square                          1,014,556             100.0%                  3
      900 19th Street                                 101,215             100.0%                  1
      2550 M Street                                   187,931             100.0%                  1
      1730 Pennsylvania Avenue                        229,377             100.0%                  1
      1255 23rd Street                                306,395              99.3%                  1
      1747 Pennsylvania Avenue                        152,104              99.8%                  1
      1775 Pennsylvania Avenue                        143,981              97.5%                  1
   Suburban Washington, D.C.:
      One Rock Spring Plaza                           205,721              98.4%                  1
      Sunrise Corporate Center                        260,253             100.0%                  3
      Reston Crossing East & West                     327,788             100.0%                  2
   Atlanta, GA:
      Glenridge                                        64,219              84.1%                  1
      Century Springs West                             95,055              81.6%                  1
      Holcomb Place                                    72,889             100.0%                  1
      Midori                                           99,691             100.0%                  1
      Parkwood                                        150,270              99.8%                  1
      Lakewood                                         80,483              75.0%                  1
      The Summit                                      179,085             100.0%                  1
      Spalding Ridge                                  128,233              99.3%                  1
      2400 Lake Park Drive                            100,918              78.6%                  1
      680 Engineering Drive                            62,154              59.5%                  1
      Embassy Row                                     464,895              89.0%                  3
      Embassy 100, 500                                190,470             100.0%                  2
      Waterford Centre                                 82,344              85.5%                  1
                                        ----------------------    ---------------    ---------------
            East Region Subtotal:                   4,700,027              96.4%                 31      23.8%
                                        ----------------------    ---------------    ---------------

   PACIFIC REGION
   Southern California,
   Orange County/Los Angeles:
      Scenic Business Park                            140,812              98.1%                  4
      Harbor Corporate Park                           151,924              97.7%                  4
      Plaza PacifiCare                                104,377             100.0%                  1
      Katella Corporate Center                         80,609              97.5%                  1
      Warner Center                                   343,486              96.3%                 12
      South Coast Executive Center                    161,692              60.7%                  2
      Warner Premier                                   61,553              54.0%                  1
      Von Karman                                      104,138             100.0%                  1
      2600 W. Olive                                   144,831             100.0%                  1
      Bay Technology Center                           107,481             100.0%                  2
      Pacific Corporate Plaza 1,2, & 3                125,298             100.0%                  3
      Alton Deere Plaza                               182,183              78.2%                  6
      Westlake Spectrum                               108,084             100.0%                  2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------


                                                                                                   Number       Percentage
                                              Net Rentable Area              Percent                 of          of Total
Property                                       (square feet)/(1)/           Leased/(2)/           Buildings     Square Feet
--------                                       -------------                ------                ---------     -----------
Southern California,
San Diego:
   Del Mar Corporate Plaza                               123,142                      100.0%               2
   Wateridge Pavilion                                     62,194                       65.5%               1
   Towne Center Technology Park 1, 2, 3                  182,120                      100.0%               3
   Lightspan                                              64,800                      100.0%               1
   La Jolla Spectrum                                      79,759                      100.0%               1
   Palomar Oaks Technology Park                          170,358                      100.0%               6
   Jaycor                                                105,358                      100.0%               1
   Highlands Corporate Center                            205,085                       94.7%               5
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                        1,004,670                       99.8%               6
   Valley Business Park I                                 61,600                      100.0%               2
    Bayshore Centre 2                                     94,874                      100.0%               1
   Rincon Centre                                         201,178                      100.0%               3
   Valley Centre II                                      212,082                      100.0%               4
   Valley Office Centre                                   68,881                       99.9%               2
   Valley Centre                                         102,291                      100.0%               2
   Valley Business Park II                               166,928                      100.0%               6
   Rio Robles                                            368,178                      100.0%               7
   3745 North First Street                                67,582                      100.0%               1
   Baytech Business Park                                 300,000                      100.0%               4
   3571 North First Street                               116,000                      100.0%               1
   San Mateo Center I                                     70,000                      100.0%               1
   Oakmead West Land A-G                                 425,981                      100.0%               7
   San Mateo II & III                                    141,404                      100.0%               2
   Hacienda West                                         208,590                       99.9%               2
   Sunnyvale Technology Center                           165,520                      100.0%               5
   Clarify Corporate Center 1, 2, 3, 4                   258,048                      100.0%               4
   Valley Technology Center 1, 2, 3, 4, 5, 6 & 7         460,590                      100.0%               7
   Golden Gateway Commons                                273,801                       99.5%               3
   Techmart Commerce Center                              266,003                       91.5%               1
   Freemont Technology Park 1, 2, 3                      139,304                      100.0%               3
Portland, OR:
   Sunset Corporate Park                                 132,531                       80.9%               3
   Rock Creek Corp Center                                142,662                      100.0%               3
Seattle, WA:
   Redmond                                               396,497                      100.0%              10
   Redmond Hilltop B & C                                  90,880                      100.0%               2
   Canyon Park                                           316,978                      100.0%               6
   Willow Creek                                           96,179                      100.0%               1
   Willow Creek Corp.  Center 1, 2, 3, 4, 5, & 6         329,009                      100.0%               6
   Canyon Park Commons 1, 2, 4                           176,846                      100.0%               3
   Canyon Park Commons                                    95,290                      100.0%               1
                                              -------------------    ------------------------    ------------
     Pacific Region Subtotal                           9,759,661                       97.6%             169       49.3%
                                              -------------------    ------------------------    ------------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------


                                                                                                 Number       Percentage
                                                   Net Rentable Area           Percent             of          of Total
   Property                                         (square feet)/(1)/        Leased/(2)/       Buildings     Square Feet
   --------                                         -------------             ------            ---------     -----------
   CENTRAL REGION
   Austin, TX:
      City View Centre                                          136,183            100.0%                3
      City View Centre                                          128,716            100.0%                1
      Tower of the Hills                                        166,149             96.6%                2
   Chicago, IL:
      Parkway North I                                           249,314             87.8%                1
      Unisys                                                    364,641             91.8%                2
      The Crossings                                             296,230             95.1%                2
      Bannockburn I & II                                        209,582             92.0%                2
      Bannockburn IV                                            108,469             96.0%                1
   Dallas, TX:
      Cedar Maple Plaza                                         113,256             76.9%                3
      Quorum North                                              116,182             91.6%                1
      Quorum Place                                              178,296            100.0%                1
      Tollway Plaza 1, 2                                        359,903            100.0%                2
      Two Mission Park                                           78,037             98.3%                1
      Commons @ Las Colinas 1, 2, 3                             604,234            100.0%                3
      5000 Quorum                                               161,925             94.7%                1
                                                 -----------------------     -------------     ------------
        Central Region Subtotal                               3,271,117             95.5%               26       16.5%
                                                 -----------------------     -------------     ------------

   MOUNTAIN REGION
   Denver, CO:
      Harlequin Plaza                                           329,210             92.5%                2
      Quebec Court I                                            130,000            100.0%                1
      Quebec Court II                                           157,294            100.0%                1
      Quebec Centre                                             106,865             98.3%                3
      Dry Creek 3                                                92.356            100.0%                1
   Phoenix, AZ:
       Qwest Communications                                     532,506            100.0%                4
   Salt Lake City, UT:
      Sorenson Research Park                                    282,944             94.2%                5
      Wasatch Corporate Center                                  178,231            100.0%                3
      Wasatch Corporate Center 17, 18                           121,654            100.0%                2
      Sorenson X                                                 41,288            100.0%                1
      Creekside I & II                                           78,000            100.0%                1
                                                 -----------------------     -------------     ------------
        Mountain Region Subtotal                              2,050,348             97.9%               24       10.4%
                                                 -----------------------     -------------     ------------

   TOTAL CONSOLIDATED PROPERTIES:                            19,781,153                                250      100.0%
                                                 =======================                       ============
   WEIGHTED AVERAGE                                                                  97.0%
                                                                             =============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------


                                                Company's       Net
                                                Effective     Rentable                        Number
                                                Property        Area            Percent        of
Property                                        Ownership   (square feet)/(1)/  Leased/(2)/  Buildings
--------                                        ---------   -------------       ------       ---------

Unconsolidated Properties
Washington, D.C.:
    1919 Pennsylvania Avenue                      49.0%         328,431           98.7%           1
   Bond Building                                  15.0          242,787           98.4%           1
    1717 Pennsylvania Avenue                      50.0          236,455          100.0%           1
   Booz-Allen & Hamilton Building                 50.0          222,989          100.0%           1

Portland, OR:
   GM Call Center                                 16.2          103,279          100.0%           1

Chicago Market Office:
   Parkway 3, 4, 5, 6, 10                         35.0          653,914           97.8%           5

Dallas Market Office:
   Royal Ridge Phase II, A,B                      35.0          503,751           86.9%           4

Austin Market Office:
   Riata Corporate and Riata Crossing             35.0          997,678          100.0%          14

Denver Market Office:
   Panorama I, II, III, V, X                      35.0          527,200           95.6%           5

TOTAL UNCONSOLIDATED PROPERTIES:                               3,816,484                         33
                                                               ---------                         --
WEIGHTED AVERAGE                                                                  97.1%
                                                                                  -----

ALL OPERATING PROPERTIES
TOTAL:                                                         23,597,637                       283
                                                               ----------                       ---
WEIGHTED AVERAGE                                                                  97.0%
                                                                                  -----



(1)  Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of March 31, 2001.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Lease Rollover Schedule - Stabilized Properties

--------------------------------------------------------------------------------





                                     Current     YTD Avg.     Vacant


Region / Market            Square    Occupancy   Occupancy     S.F.       2001        2002         2003         2004        2005
---------------            -------   ---------   ---------     ----       ----        ----         ----         ----        ----

                             Feet
                             ----

PACIFIC REGION:

San Francisco Bay Area     5,173,505      99.5%       99.4%    26,128    187,248     752,378      666,008      668,541     554,719
Orange County / Los        1,816,468      91.6%       90.9%   152,533     83,408     235,868      227,963      289,648     233,911
Angeles
Seattle                    1,501,679     100.0%       99.5%         0     75,010      24,274      230,924      278,330     485,792
San Diego                    992,816      96.7%       97.2%    32,293    212,378      28,498      136,136       41,673      91,754
Portland                     275,193      90.8%       96.2%    25,365          0           0            0       31,497      51,797

MOUNTAIN REGION:
Denver                       815,725      96.7%       96.4%    26,553     40,198     120,455       94,365       47,753     179,564
Phoenix                      532,506     100.0%      100.0%         0          0           0            0            0           0
Salt Lake City               702,117      97.7%       97.9%    16,347     34,706      45,520      158,940      275,883      12,389

CENTRAL REGION:
Chicago                    1,228,236      92.2%       90.8%    95,882    123,915     266,583      306,791      129,057     133,926
Dallas                     1,611,833      97.2%       96.7%    45,769     83,816     139,843      274,240      141,863      85,280
Austin                       431,048      98.7%       99.9%     5,699    112,179      11,364       34,330      249,909       7,387


EAST REGION:
Washington, D.C.
     Downtown Properties   2,135,559      99.7%       99.5%     5,897     39,489     177,741      236,360      519,536      84,340
     Suburban Properties     793,762      99.6%       99.5%     3,198      6,259      39,922       27,339       87,504     245,734
Atlanta                    1,770,706      91.0%       92.9%   159,071    193,415     400,710      408,227      170,776      84,567
Totals                     19,781,153     97.0%       97.0%   594,735  1,192,021   2,243,156    2,801,623    2,931,970   2,251,160
                           ==========     =====       =====   =======  =========   =========    =========    =========   =========


                                                                                          2011
                                                                                            &
Region / Market              2006         2007         2008        2009        2010     Thereafter
---------------              ----         ----         ----        ----        ----     ----------

PACIFIC REGION:
San Francisco Bay Area      829,253      480,873      678,592     199,903     129,862            0
Orange County / Los         174,616      158,673      223,760           0      17,258       18,830
Angeles
Seattle                      96,179            0            0     235,478           0       75,692
San Diego                    79,401            0            0      84,949      69,022      216,712
Portland                          0      122,127            0           0      44,407            0

MOUNTAIN REGION:
Denver                      137,284            0      169,553           0           0            0
Phoenix                           0      532,506            0           0           0            0
Salt Lake City               80,332       78,000            0           0           0            0

CENTRAL REGION:
Chicago                      10,343            0       47,144      12,800           0      101,795
Dallas                       30,767       22,643      113,059     444,494     223,470        6,589
Austin                       10,180            0            0           0           0            0

EAST REGION:
Washington, D.C.
     Downtown Properties    252,385      248,877      221,074      77,976      15,117      256,767
     Suburban Properties     53,400          423            0     327,788       2,195            0
Atlanta                      34,729       79,259            0      39,482      75,711      124,759

Totals                    1,788,869    1,723,381    1,453,182   1,422,870     577,042      801,144
                          =========    =========    =========   =========     =======      =======

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Operating Portfolio Lease Economics

--------------------------------------------------------------------------------


                                                                                      Average                            Total T/I's
                               Total                               % Change in  Lease Term      Lease         Tenant       And L/C's
                              Executed    New GAAP    Prior GAAP   GAAP Rental      in       Commissions   Improvements      per
Market                        Sq. Ft.    Rental Rate  Rental Rate      Rate       Years       Per Sq. Ft.    Per Sq. Ft.    Sq. Ft.
Atlanta                       70,529        21.14         19.55         8.12%      2.75           0.71           1.75        2.46
Austin                         8,810        24.11         21.51        12.08%      3.05           8.10          10.68       11.65
Chicago                       56,570        26.00         25.58         1.66%      3.67          20.18           1.62        2.63
Dallas                        30,841        22.70         23.47        -3.28%      3.20           3.25           4.47        7.71
Denver                        43,113        22.19         17.76        24.94%      4.50           4.32          10.91       15.23
Los Angeles/Orange County    144,387        24.38         24.67        -1.09%      5.15           5.56          15.92       21.48
Salt Lake City                 7,124        12.38         16.00       -22.63%      5.00           4.14          22.18       26.32
San Diego                     42,986        13.05         12.85         1.56%      4.50           3.01           3.94        6.95
San Francisco Bay             30,184        64.72         33.22       112.33%      4.12           7.63           3.00       10.63
Seattle                       51,195        14.23         13.31        22.16%      4.50           1.05           3.27        4.32

Grand Total                  485,739        22.73         20.56        10.54%      3.95           3.39           7.83       11.22


Note: A market is not shown when there are no new square foot executions.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              25 Largest Tenants -- Based on Annualized Base Rent

--------------------------------------------------------------------------------


                                                     Percentage of
                                                       Portfolio                                   Percentage of
                                                      Annualized                                      Occupied
                    Tenant                               Rent                Square Feet             Square Feet
----------------------------------------------- -----------------------    ----------------    ------------------------
International Monetary Fund                             4.05%                    504,401                2.58%
Nokia, Inc.                                             3.05%                    624,904                3.20%
AT&T                                                    2.36%                    658,940                3.37%
Qwest Communications                                    2.33%                    532,506                2.72%
Applied Materials, Inc.                                 2.28%                    425,981                2.18%
Peoplesoft, Inc.                                        2.10%                    359,686                1.84%
Patton Boggs, L.L.P.                                    1.95%                    187,653                0.96%
Nortell Networks, Inc.                                  1.57%                    258,048                1.32%
Sun Microsystems, Inc.                                  1.47%                    239,608                1.23%
Nextel Communications, Inc.                             1.42%                    331,203                1.69%
Citigroup                                               1.39%                    229,135                1.17%
SBS Communications                                      1.19%                    202,093                1.03%
Software AG of North America                            1.16%                    209,521                1.07%
Franklin Resources, Inc.                                1.14%                    118,616                0.61%
Lattice Semiconductor Corp.                             1.10%                    216,650                1.11%
Safeco Insurance Co. of America                         0.95%                    265,658                1.36%
Federal Deposit Insurance Corp.                         0.94%                    121,878                0.62%
Gateway, Inc.                                           0.90%                    216,712                1.11%
Boston Scientific                                       0.87%                    212,082                1.08%
Unisys Corporation                                      0.85%                    197,404                1.01%
King & Splading                                         0.84%                     92,596                0.47%
The Walt Disney Company                                 0.79%                    129,347                0.66%
Chronicle of Higher Education                           0.71%                     91,990                0.47%
Merrill Lynch, Pierce, Fenner                           0.66%                     77,443                0.40%
Concert Management Corporation                          0.66%                     95,172                0.49%

                                                -----------------------    ----------------    ------------------------
TOTAL                                                   36.73%                6,599,227                33.75%
                                                =======================    ================    ========================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Current Development Activity By Market

--------------------------------------------------------------------------------
($ In Thousands)


                                                                           Estimated                       In
Wholly Owned                                                              Construction     Estimated       Place
Property Under Construction @                                              Completion    Stabilization     Dev
March 31, 2001:                                 Square Feet   Start Date      Date           Date          Costs
------------------------------------------      ------------ -----------  -------------  --------------   ---------
Atlanta
         The Forum                                   90,000     4Q00          4Q01          4Q02           4,652
                                                ------------                                            ---------
              San Francisco Bay Area                 90,000                                                4,652
              Subtotal
San Diego
         La Jolla B Spectrum Technology Park         76,894     3Q99          2Q00          2Q01           9,718
                                                ------------                                            ---------
              San Diego Subtotal                     76,894                                                9,718
Denver
         Dry Creek Corporate Center Building 2       92,356     1Q01          4Q01          4Q02           1,782
                                                ------------                                            ---------
              Denver Subtotal                        92,356                                                1,782

Austin
         Braker 3                                   192,451     2Q00          3Q01          3Q01          17,372
                                                ------------                                            ---------
              Austin Subtotal                       192,451                                               17,372

Total/Weighted Average                              451,701                                               33,524
Less:  Placed in service - Project to date                0                                                    0
                                                ------------                                            ---------
Total/Weighted Average                              451,701                                               33,524




                                                      Estimated                                  %
Wholly Owned                                          Remaining      Total      Estimated    Currently
Property Under Construction @                          Costs to     Projected   Stabilized    Leased or
March 31, 2001:                                        Complete    Investment    Return      Committed
------------------------------------------            -----------  ----------  -----------  ------------
Atlanta
         The Forum                                         8,065      12,717     10.5%         72.2%
                                                      -----------  ----------  -----------  ------------
              San Francisco Bay Area Subtotal              8,065      12,717     10.5%         72.2%
San Diego
         La Jolla B Spectrum Technology Park              14,555      24,273     15.3%        100.0%
                                                      -----------  ----------  -----------  ------------
              San Diego Subtotal                          14,555      24,273     15.3%        100.0%
Denver
         Dry Creek Corporate Center Building 2            10,005      11,787     10.5%          0.0%
                                                      -----------  ----------  -----------  ------------
              Denver Subtotal                             10,005      11,787     10.5%          0.0%
Austin
         Braker 3                                         13,981      31,353     11.5%        100.0%
                                                      -----------  ----------  -----------  ------------
              Austin Subtotal                             13,981      31,353     11.5%        100.0%

Total/Weighted Average                                    46,606      80,130     12.4%         74.0%
Less:  Placed in service - Project to date                     0           0
                                                      -----------  ----------
Total/Weighted Average                                    46,606      80,130     12.4%         74.0%

                                                                           Estimated                       In         Estimated
Partially Owned                                                           Construction     Estimated       Place      Remaining
Property Under                     %                                       Completion    Stabilization     Dev          Costs
Construction (1)                Ownership       Square Feet   Start Date      Date           Date          Costs      To Complete
------------------------------------------------------------ -----------  -------------  --------------   --------- --------------
Austin
             300 West Sixth Street    20%         444,870     2Q00          4Q01          3Q02          35,258        59,345
                                              ------------                                            ---------   -----------
                      Austin Subtotal             444,870                                               35,258        59,345
Chicago
             Nine Parkway North       35%         129,433     4Q00          4Q01          4Q02           5,491        17,465
                                              ------------                                            ---------   -----------
                       Chicago Subtotal           129,433                                                5,491        17,465
Dallas
             Custer Court             49%         120,047     3Q00          3Q01          1Q02           5,906         9,989
             Royal Ridge Bldg. 7      35%         132,756     2Q00          1Q01          3Q01          11,684         3,998
                                              ------------                                            ---------   -----------
                       Dallas                     252,803                                               17,374        13,987
             Subtotal
Denver
             Panorama Corporate
             Center VIII              35%         136,850     1Q00          1Q01          2Q01          19,761         4,921
                                              ------------                                            ---------   -----------
                        Denver                    136,850                                               19,761         4,921
             Subtotal

Washington
DC
             799 9th Street           40%         201,464     2Q00          4Q01          4Q02          32,946        28,279
                                              ------------                                            ---------   -----------
                        Washington                201,464                                               32,946        28,279
             DC Subtotal

Total/Weighted Average                          1,165,420                                              110,830       123,997
Less:  Placed in service - Project to
date                                              (64,010)                                              (6,343)       (1,114)
                                             ------------                                            ---------   -----------
Total/Weighted Average                          1,101,410                                              104,487       122,883
                                             ============

Total/Weighted Average Wholly &
Partially Owned                                1,553,111                                               138,011      169,488
                                              ============                                            =========   ===========
                                                                                %
                                                    Total      Estimated    Currently
                                                   Projected   Stabilized    Leased or
                                                  Investment    Return      Committed
                                                  ----------  -----------  ------------
Austin
             300 West Sixth Street                   94,603     10.5%         68.4%
                                                  ----------  -----------  ------------
                      Austin Subtotal                94,603     10.5%         68.4%
Chicago
             Nine Parkway North                      22,956      9.9%          0.0%
                                                  ----------  -----------  ------------
                       Chicago Subtotal              22,956      9.9%          0.0%
Dallas
             Custer Court                            15,895     10.7%        41.7%
             Royal Ridge Bldg. 7                     15,466     11.4%        67.8%
                       Dallas                     ----------  -----------  ------------
                       Subtotal                      31,361     11.0%        55.4%

Denver
             Panorama Corporate
             Center VIII                             24,682      9.9%        100.0%
                        Denver                    ----------  -----------  ------------
                        Subtotal                     24,682      9.9%        100.0%

Washington
DC
             799 9th Street                          61,225      9.6%         74.3%
               Subtotal                           ----------  -----------  ------------
                        Washington                   61,225      9.6%         74.3%
             DC Subtotal
Total/Weighted Average                              234,827     10.2%         62.7%
Less:  Placed in service - Project to
date                                                 (7,457)
                                                  ----------
Total/Weighted Average                              227,370     10.2%         60.6%
Total/Weighted Average Wholly &
Partially Owned                                     307,500     10.8%         65.9%
                                                  ==========  ===========  ============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Land Held For Future Development Summary

--------------------------------------------------------------------------------


                                                                                                            Buildable
                                                                                                              Square
Region/Property                                                  Market                      Acres           Footage
---------------------------------------                ----------------------------      ------------     -----------------
Wholly Owned Land
---------------------------------------
Pacific Region:
   Canyon Pointe A-B                                          Seattle, WA                     10              173,760
   Sunset Corporate                                           Portland, OR                     9              124,800
                                                                                          ------------    -----------------
                     Subtotal                                                                 19              298,560

Mountain Region:
   Dry Creek Corporate Center                                 Denver, CO                      43              678,000
   Sorenson Research Park XI                                  Salt Lake City, UT               6               80,238
   Wasatch 16                                                 Salt Lake City, UT               5               80,238
   Creekside 2 owned                                          Salt Lake City, UT               6               78,000
   Creekside 3 optioned                                       Salt Lake City, UT               6               78,452
                                                                                          ------------    -----------------
                     Subtotal                                                                 66              994,928

Central Region:
   Braker Pointe                                                Austin, TX                     8                    0
   Tollway Plaza III                                            Dallas, TX                     4              134,400
   Royal Ridge IV & V                                           Dallas, TX                    29              417,000
                                                                                          ------------    -----------------
                     Subtotal                                                                 41              551,400
Southeast Region:
   Peninsula Corporate Center 1-2                             Boca Raton, FL                  20              221,350
   Square 456                                                 Washington, DC                   1              472,809
                                                                                          ------------    -----------------
     Subtotal                                                                                 21              694,159
                                                                                          ------------    -----------------
         Total                                                                               147            2,539,047
                                                                                          ============    =================

---------------------------------------------------------------------------------------------------------------------------

Partially Owned
-------------------------------------------------
Mountain Region:
    Panorama IV                                                 Denver, CO                     8                   136,850
    Panorama VI                                                 Denver, CO                     9                   129,898
    Panorama VII                                                Denver, CO                     6                   100,000
    Panorama IX                                                 Denver, CO                     6                   125,490
                                                                                          ------------    -----------------
                      Subtotal                                                                29                   492,238
                                                                                          ------------    -----------------

Central Region:
    Riata 1                                                     Austin, TX                     4                    61,585
    Riata Crossing 4                                            Austin, TX                     5                    79,780
    Riata Crossing 6                                            Austin, TX                     8                    48,125
    Seven/Eight Parkway North                                  Chicago, IL                    14                   250,567
    Royal Ridge Bldgs.  4-6                                     Dallas, TX                    18                   316,786
    Royal Ridge Bldg. 8                                         Dallas, TX                     9                   132,709
                                                                                          ------------    -----------------
                     Subtotal                                                                 58                   889,552
                                                                                          ------------    -----------------

         Total                                                                                87                 1,381,790
                                                                                          ============    =================


         Total All Land                                                                      234                 3,920,837
                                                                                          ============    =================


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